Exhibit 10.1

AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 8, 2016 (this “Amendment”), to that certain Second Amended and Restated Credit Agreement, dated as of March 31, 2015 (as amended, modified, restated or supplemented from time to time in accordance with its terms, the “Credit Agreement”), among United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”), the subsidiaries of the Company party thereto as U.S. Subsidiary Borrowers (together with the Company, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), United Rentals of Canada, Inc. (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”; and together with the U.S. Borrowers and the Canadian Borrower, each a “Borrower” and collectively, the “Borrowers”), the other Guarantors party thereto, the financial institutions party thereto from time to time (the “Lenders”), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor in such capacity, the “Agent”), and the other parties thereto.

WHEREAS, the Borrowers, Holdings, the other Guarantors, the Lenders, the Agent and certain other parties are party to the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Lenders and the Agent agree to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, subject to satisfaction of the conditions precedent set forth in Section 3 hereof, it is hereby agreed:

SECTION 1          CAPITALIZED TERMS.

1.1          Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

SECTION 2          AMENDMENTS TO THE CREDIT AGREEMENT.  Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1          The defined term “BA Rate” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase immediately preceding the period at the end thereof:

“; provided, that in no event shall the BA Rate be less than zero”

2.2          The defined term “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means June 8, 2021.

2.3          The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the correct alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.4          The defined term “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the word “or” at the end of sub-clause (iv) contained in clause (d) thereof and inserting a comma in lieu thereof, and (b) adding the following new sub-clause (vi) immediately preceding the proviso at the end of clause (d) thereof:

“or (vi) has become the subject of a Bail-in Action”

2.5          Article VI to the Credit Agreement is hereby amended by adding the following new Section 6.23 at the end thereof (and the table of contents to the Credit Agreement shall be updated accordingly):

“6.23      EU Bail-In.  Neither Holdings nor any other Obligor is an EEA Financial Institution.”

2.6          Section 13.15(d) of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety to read as follows:

“Subject to Section 14.26, the rights and remedies against a Defaulting Lender under this Section 13.15 are in addition to other rights and remedies that the Borrowers, the Agent, the Letter of Credit Issuers, the U.S. Swingline Lender, the Canadian Swingline Lender and the non-Defaulting Lenders may have against such Defaulting Lender.

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2.7          Article XIV to the Credit Agreement is hereby amended by adding the following new Section 14.26 at the end thereof (and the table of contents to the Credit Agreement shall be updated accordingly):

“14.26    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)           the effects of any Bail-in Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

SECTION 3          CONDITIONS PRECEDENT.

This Amendment shall become effective on the date (such date, the “Effective Date”) that the following conditions precedent shall have been satisfied in full, as reasonably determined by the Agent:

(a)           Counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Lenders and the Agent shall have been delivered to the Agent.

(b)           Counterparts of an amendment fee letter dated as of the date hereof (the “Amendment Fee Letter”) duly executed by the Borrowers, the Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall have been delivered to the Agent.

(c)           There shall exist no Default or Event of Default after giving effect to this Amendment.

(d)           The Agent shall have received payment of all fees and expenses owing (i) pursuant to Section 14.7 of the Credit Agreement in respect of this Amendment and (ii) pursuant to the Amendment Fee Letter.

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SECTION 4          REPRESENTATIONS

4.1          Each of the Borrowers hereby represents and warrants that, both before and after giving effect to this Amendment, (a) the representations and warranties contained in the Credit Agreement and all other Loan Documents are correct in all material respects (and any representation or warranty that is qualified as to materiality or Material Adverse Effect is correct in all respects) on and as of the date hereof, other than any such representations and warranties which relate to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing prior to the date hereof by the Borrowers that any representation or warranty is not correct in all material respects (or that any representation and warranty that is qualified as to materiality or Material Adverse Effect is not correct in all respects) and the Required Lenders have explicitly waived in writing compliance with such representation or warranty and (b) no event, act or condition has occurred and is continuing which constitutes a Default or an Event of Default.

SECTION 5          MISCELLANEOUS.

5.1          Except as herein expressly amended, nothing herein shall be deemed to be a waiver of or amendment to any covenant, provision or agreement contained in the Credit Agreement or any other Loan Document, and each Borrower and Guarantor hereby agrees that all of the covenants, provisions and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

5.2          Each of the Guarantors hereby consents to the terms and conditions of this Amendment and reaffirms its guaranty of all of the applicable Obligations.  Each Borrower and Guarantor hereby ratifies its grant of a security interest in the Collateral in which it has an interest to secure the payment of the applicable Obligations.

5.3          From and after the Effective Date, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment.  This Amendment constitutes a Loan Document.

5.4          This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

5.5          Delivery of an executed counterpart of a signature page by telecopier or electronic transmission in pdf format shall be effective as delivery of a manually executed counterpart.

5.6          THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

5.7          The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

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IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

HOLDINGS

UNITED RENTALS, INC., as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

BORROWERS

UNITED RENTALS (NORTH AMERICA), INC., and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

UNITED RENTALS OF CANADA, INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

UNITED RENTALS FINANCING LIMITED PARTNERSHIP, and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

GUARANTORS

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS REALTY, LLC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

UR CANADIAN FINANCING PARTNERSHIP

By its Managing Partner, UNITED RENTALS FINANCING LIMITED PARTNERSHIP

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as the Agent, a Lender, U.S. Swingline Lender and U.S. Letter of Credit Issuer

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Senior Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as the Agent (as applicable), a Lender, Canadian Swingline Lender and Canadian Letter of Credit Issuer

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:	/s/ Greg Feldmus
Name: Greg Feldmus
Title: Duly Authorized Signer

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:	/s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President Credit Officer, Canada

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Christopher Marino
Name: Christopher Marino
Title: Director and Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING INC.,
as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
Name: Michael Grad
Title: Director

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

MUFG UNION BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven A. Narsutis
Name: Steven A. Narsutis
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

UNION BANK, CANADA BRANCH, as a Lender

By:	/s/ Anne Collins
Name: Anne Collins
Title: Director

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

JP MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Salvatore P. Demma
Name: Salvatore P. Demma
Title: Authorized Officer

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

JP MORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

By:	/s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Anh Nguyen
Name: Anh Nguyen
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

BANK OF MONTREAL CHICAGO BRANCH, as a Lender

By:	/s/ Jason Hoefler
Name: Jason Hoefler
Title: Director

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

BANK OF MONTREAL TORONTO BRANCH, as a Lender

By:	/s/ David Graham
Name: David Graham
Title: Director Credit Structuring

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION., as a Lender

By:	/s/ Alex M. Council
Name: Alex M. Council
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ A. Chaykoski
Name: A. Chaykoski
Title: Attroney in Fact

By:	/s/ G. Lee
Name: G. Lee
Title: Attorney in Fact

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

TD BANK, N.A., as a Lender

By:	/s/ Ed Kahn
Name: Ed Kahn
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Kevin R. Rogers
Name: Kevin R. Rogers
Title: Senior Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of NEW YORK COMMUNITY BANK, as a Lender

By:	/s/ William D. Dickerson, Jr.
Name: William D. Dickerson, Jr.
Title: Senior Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]

ROCKLAND TRUST COMPANY, as a Lender

By:	/s/ Andrew D. Wierman
Name: Andrew D. Wierman
Title: Vice President

[Amendment No. 1 to Second Amended and Restated Credit Agreement]